Exhibit 99.1
Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, in Endo's Registration Statement on Form S-3 dated October 17, 2001, in Endo's Registration Statement on Form S-3 filed with the SEC on July 1, 2003, in Endo's Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended, and in Endo's Registration Statement on Form S-3 filed with the SEC on September 2, 2005, as amended. Readers should evaluate any statement in light of these important factors.

Profile Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas Well-developed commercial capability: Portfolio of branded prescription products including Lidoderm(r) and Percocet(r) Promising pipeline, with eight mid- to late-stage products Action letter expected on oxymorphone ER and IR in June 2006 Strong cash flow and no debt

Data for 12 mos. ended 12/31/04 Pain Market: Large, Attractive Opportunity Growth Drivers Changing attitudes toward pain management Aging population An estimated 50 million Americans suffer from chronic pain Increase in number of surgical procedures/chronic pain conditions Introduction of new forms of pain medications Rx Pain Market: $19 Billion in '04 5-Year $ CAGR: Opioid 20% Non-Opioid 14% Non-Opioid Opioid $12.6B $6.3B Source: IMS Sales Perspectives, 12/04

Lidoderm(r) Product Profile Topical patch launched in 1999 Covered by five Orange Book- listed patents through 2015 First FDA-approved drug for the treatment of the pain of post- herpetic neuralgia, a form of neuropathic pain Provides analgesia (without anesthesia) directly to the affected nerves

2002 2003 2004 2005* 2006* (in millions) 83 178 309 400 540 '02 - '04 CAGR 93% *Represents high end of company guidance Lidoderm(r) Net Sales ($ in millions)

Lidoderm(r) Future Growth Drivers 2003 Other Neuropathies 0.91 Peripheral Neuropathies 0.186 Diabetic Neuropathy 0.177 Trigeminal Neuralgia 0.163 PHN 0.09 Carpal Tunnel Syndrome 0.019 Other Neuropathies: Peripheral Diabetic AIDS Cancer Trauma Goal is to explore possible utility in other neuropathic and chronic pain segments Neuropathic Pain Market in 2004(1) Source: IMS NDTI, Full-year 2004 PHN

Substantial Pipeline Opportunities CHRONOGESIC(tm) (2) Transdermal sufentanil patch (3) Lidoderm(r) (other indications) Propofol IDD-D(tm) (2) Topical ketoprofen patch (3) Rapinyl(tm) (3) Frova(r) (MRM indication) (2) In Development Filed responses to approvable letters December 22, 2005 Oxymorphone ER (1) and IR Status Filed (1) Co-developed (2) Licensed marketing rights (3) Licensed marketing and development rights LidoPAIN(r) BP (2)

Oral oxymorphone hydrochloride in extended (ER) and immediate (IR) release formulations Intended to treat moderate-to-severe pain IR a complementary treatment to ER for breakthrough pain Market Need Addressed: Will compete in the strong opioid market We believe that oxymorphone ER will provide equivalent analgesia with only half the milligram dosage of OxyContin Possible twice-daily dosing Status: FDA "Approvable Letters" received 10/03 Positive results in Phase III trials for ER and IR conducted with FDA agreed-upon endpoints Data included in response submitted to the FDA on 12/22/05 Description / Indications: Oxymorphone ER / IR

Oxymorphone ER Development Program FDA has accepted one clinical trial as pivotal proof of efficacy Conducted two additional clinical trials to file at least one additional pivotal trial 12-week double-blinded, placebo-controlled trial in chronic low back pain patients One trial (under SPA) in opioid-naive patients One trial in opioid-experienced patients Both trials achieved primary endpoint - change in average pain intensity from baseline vs. placebo (p<0.0001) Both trials met all of their secondary endpoints Data included in response submitted to the FDA on 12/22/05

Oxymorphone ER / IR Clinical Trials Indication Comparator Primary Outcome p<0.05 Chronic Low Back Pain (SPA) Placebo ^ Chronic Low Back Pain Placebo ^ Post-Surgical Pain Placebo ^ Osteoarthritis Pain Oxycodone ER and Placebo ^ Chronic Low Back Pain Oxycodone ER and Placebo ^ Osteoarthritis Pain Placebo ^ Cancer Pain Morphine Sulfate ER, Oxycodone ER ^ Cancer Pain Morphine Sulfate ER --- Cancer Pain Oxycodone ER ^ Post-Surgical Pain (SPA) Oxycodone IR and Placebo ^ Post-Surgical Pain Oxycodone IR and Placebo ^ Post-Surgical Pain Oxycodone IR and Placebo ^ Extensive program in over 3,000 subjects, including 15 Phase II/III studies

Frova(r) Clinical Development in MRM Vernalis plc completed one double-blind, placebo-controlled study in Menstrually Related Migraine ("MRM") prophylaxis; three-way crossover design; 579 patients randomized Drug taken for six days, starting two days prior to onset of expected MRM headache Primary endpoint, reduction in the incidence of MRM headache during the six- day period (both statistical and clinical significance achieved) p < 0.0001 (vs. placebo) Treatment with Frova also achieved secondary endpoints of reduction in severity and duration of MRM headache Results published in July 2004 Neurology Confirmatory Phase III study, being conducted by Vernalis, initiated in October 2004 (enrollment complete) Expect to file sNDA in first half of 2006

Oral, fast-dissolving sublingual fentanyl tablet Intended for the treatment of breakthrough pain Expected to compete with Actiq and OraVescent Fentanyl Exclusive North American marketing and development rights licensed from Orexo AB Market Need Addressed: Intended to compete in the market for treatments of breakthrough pain Anticipated benefits include: Fast onset of action Enhanced absorption characteristics Added convenience Status: Initiated Phase III clinical trials in December 2005 Description / Indication: RapinylTM

Topical patch intended for localized treatment of acute pain associated with soft-tissue injuries: Tendonitis Joint Sprains and Strains Licensed marketing and development rights from ProEthic in March 2005 Market Need Addressed: Ketoprofen (NSAID) currently only available in the U.S. in oral form Will compete in the ~$2.5 billion soft-tissue injury market primarily consisting of NSAIDs and COX-IIs Anticipated benefits include: Bypassing the bloodstream Local / targeted pain control Once-daily dosing Status: Two placebo-controlled studies completed in Europe Marketing application under review in Europe Expect to enter Phase III trials in U.S. in first half of 2006 Description / Indications: Topical Ketoprofen Patch

Topical, local anesthetic patch that is indicated for use in children and adults to numb the skin before various medical procedures Thin layer of local anesthetic formulation integrated with an oxygen-activated heating element Exclusive North American rights licensed from ZARS Pharma Market Need Addressed: Hospitalized pediatric patients Anticipated benefits include: Fast onset of action Ease of administration Status: FDA approval in June 2005 Safety and efficacy demonstrated in over 660 pediatric (aged 3-17 years) and adult patients undergoing superficial dermatological procedures Anticipated launch in second half of 2006 Pediatric immunization studies planned Description / Indication: SyneraTM

Recent Accomplishments Successful Paragraph IV challenge and launch of oxycodone ER Completed clinical development program and filed responses to approvable letters on oxymorphone ER and IR Strengthened pipeline by licensing rights to two new products Topical ketoprofen patch Transdermal sufentanil patch Initiated Phase III trials for RapinylTM Licensed Synera(tm), an FDA approved topical local anesthetic patch from ZARS Pharma

Key Milestones for 2006 File sNDA for Frova(r) in MRM 1st Half Initiate Phase III trials for topical ketoprofen patch 1st Half Launch oxymorphone ER and IR 2nd Half Launch SyneraTM 2nd Half Advance pipeline development Ongoing Acquire / in-license opportunities in pain and complementary areas such as neurology, perioperative care and supportive care oncology Ongoing Building a solid platform for sustainable growth:

Summary Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas Well-developed commercial capability: Portfolio of branded prescription products including Lidoderm(r) and Percocet(r) Promising pipeline, with eight mid- to late-stage products Action letter expected on oxymorphone ER and IR in June 2006 Strong cash flow and no debt

Endo Pharmaceuticals Nasdaq: ENDP January 11, 2006

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, in Endo's Registration Statement on Form S-3 dated October 17, 2001, in Endo's Registration Statement on Form S-3 filed with the SEC on July 1, 2003, in Endo's Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended, and in Endo's Registration Statement on Form S-3 filed with the SEC on September 2, 2005, as amended. Readers should evaluate any statement in light of these important factors.